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                      OPPENHEIMER TOTAL RETURN FUND, INC. - Class A Shares
     PROXY FOR ADJOURNED SHAREHOLDERS MEETING TO BE HELD AUGUST 1, 1994

The undersigned Certificate Holder of the Oppenheimer Total Return Fund Periodic Investment Plan does hereby appoint First Interstate Bank of Denver, N.A. as attorney-in-fact and proxy of the undersigned, with full power of substitution, to attend the adjourned Meeting of Shareholders of the Oppenheimer Total Return Fund, Inc. to be held August 1, 1994, at 3410 South Galena Street, Denver, Colorado at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held under the Periodic Investment Certificate in the name of the undersigned on the record date for said meeting for the election of Directors and on the proposals specified below. Said attorney-in-fact shall vote in accordance with its best judgment as to any other matter.

Proxy solicited on behalf of the Board of Directors, which recommends a vote FOR the election of all nominees for Director and FOR each proposal below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

Your shareholder vote is important! Your prompt response can save your Fund money. Please vote, sign and mail your proxy (this card) today in the enclosed postage-paid envelope which requires no postage if mailed in the United States, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

1.  Election of Directors

    -- FOR all nominees listed (except as marked to the contrary below).
    Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name below.
    -- Withhold authority to vote for all nominees listed below.

R. Avis        W. Baker        C. Conrad          J. Fossel      R. Kalinowski
  (A)             (B)              (C)                 (D)            (E)

          C. Kast         R. Kirchner       N. Steel            J. Swain
            (F)               (G)              (H)                 (I)

2. Ratification of selection of Deloitte & Touche as independent auditors (Proposal No. 1)

                    FOR --               AGAINST --               ABSTAIN --

3. Approval of the Fund's Amended Class A 12b-1 Plan (Proposal No. 2)

                    FOR --               AGAINST --               ABSTAIN --

NOTE: Please sign exactly as your name appears hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.


                                  Dated:  ________________________________, 1994
                                              (Month)              (Day)

                                  __________________________________________
                                  Signature(s)

                                  _____________________________________________
                                  Signature(s)
                                                                      420

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                      OPPENHEIMER TOTAL RETURN FUND, INC. - Class A Shares
         PROXY FOR ADJOURNED SHAREHOLDERS MEETING TO BE HELD AUGUST 1, 1994

The undersigned Certificate Holder of the Oppenheimer Total Return Fund Periodic Investment Plan does hereby appoint First Interstate Bank of Denver, N.A. as attorney-in-fact and proxy of the undersigned, with full power of substitution, to attend the adjourned Meeting of Shareholders of the Oppenheimer Total Return Fund, Inc. to be held August 1, 1994, at 3410 South Galena Street, Denver, Colorado at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held under the Periodic Investment Certificate in the name of the undersigned on the record date for said meeting for the election of Directors and on the proposals specified below. Said attorney-in-fact shall vote in accordance with its best judgment as to any other matter.

Proxy solicited on behalf of the Board of Directors, which recommends a vote FOR the election of all nominees for Director and FOR each proposal below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

Your shareholder vote is important! Your prompt response can save your Fund money. Please vote, sign and mail your proxy (this card) today in the enclosed postage-paid envelope which requires no postage if mailed in the United States, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

1.   Election of Directors

     -- FOR all nominees listed (except as marked to the contrary below).
     Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name below.
     -- Withhold authority to vote for all nominees listed below.

R. Avis        W. Baker        C. Conrad          J. Fossel      R. Kalinowski
  (A)            (B)              (C)                 (D)              (E)

          C. Kast         R. Kirchner       N. Steel            J. Swain
            (F)               (G)              (H)                 (I)

2. Ratification of selection of Deloitte & Touche as independent auditors (Proposal No. 1)

                    FOR --               AGAINST --               ABSTAIN --

3. Approval of the Fund's Amended Class A 12b-1 Plan (Proposal No. 2)

                    FOR --               AGAINST --               ABSTAIN --

NOTE: Please sign exactly as your name appears hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title. First Interstate Bank of Denver, N.A., as custodian for the shares held under the Oppenheimer Total Return Fund, Inc. Periodic Investment Certificate, hereby waives notice of the June 20, 1994 Meeting of Shareholders and votes all such shares owned by Planholders on the election of Directors and each Proposal in proportion to the voting instructions it received from Planholders who returned voting instructions.

                                  Dated:  ________________________________, 1994
                                              (Month)              (Day)

                                  First Interstate Bank of Denver, N.A.


                                  By:__________________________________________

                                  _____________________________________________
                                  Print Name & Title
                                                                    420

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                                                      July, 1994

Dear Oppenheimer Total Return Fund Shareholder:

       Due to an oversight, the enclosed proxy statement and ballot were not mailed to you and other Periodic Investment Plan Participants of the Fund. To give you an opportunity to vote on these important items concerning your Fund, the shareholder meeting, originally scheduled for June 20, 1994, has been adjourned until August 1, 1994 at 10:00 AM, Denver time,
3410 South Galena Street, Denver, Colorado.

       Your Board of Directors, which represents you in matters regarding your Fund, recommends approval of the items now being submitted to shareholders for a vote. It is important that you return the proxy ballot so that First Interstate Bank of Denver, N.A., as custodian of your shares held under the Fund's Periodic Investment Plan, may vote your shares as you direct. The Custodian for the Planholders will vote all of the shares owned by Planholders on the election of Directors and each Proposal in proportion to the voting instructions it receives from Planholders who return voting instructions.

How do you vote?

       No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed ballot and return it in the postage-paid envelope so it is received by August 1, 1994.

What are the proposals?

-- Election of Directors. The current members of the Board of Directors have been nominated to continue in office. The names of the directors and a brief statement of their background is included for your information.

-- Ratification of Auditors. Your approval is required on the appointment of the independent auditing firm that reviews the financial statements of your Fund.

-- Approval of New Class A Service Plan. Previously, a service plan was adopted reimbursing the Fund's Distributor for the cost of servicing and maintaining accounts which hold Class A shares purchased on or after April 1, 1988. Approval of this proposal will allow the Plan to be amended to include Class A shares purchased prior to April 1, 1988.

       If you have questions regarding the proposals, please contact your financial advisor or call us at 1-800-525-7048.
                                                      Sincerely,

P.S. Casting your vote is quick and easy, so please take a moment to complete the ballot.